UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2004

                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   027455                 58-2422929
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                    Harris Tower, 233 Peachtree Street, N.E.
                                   Suite 1700
                             Atlanta, Georgia 30303
                              (Address of Principal
                               Executive Offices)


                                 (404) 525-7272
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

     On April 8, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing the appointment of three new independent directors and reelection of one director. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, ProForma Financial Information and Exhibits.

(c)        Exhibits

            Exhibit No.          Description
            -----------          -----------
                99.1             Press Release, dated April 8, 2004, issued by
                                 AirGate PCS, Inc. announcing election of directors.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AIRGATE PCS, INC.


Date: April 8, 2004             By: /s/ Thomas M. Dougherty
                                      Thomas M. Dougherty
                                      President and Chief Executive Officer